UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026 (August 10, 2026)

Veea Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40218	98-1577353
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

164 E. 83rd Street

New York, NY 10028

(212) 535-6050

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	VEEA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	VEEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment, Waiver and Warrant Cancellation Agreement

As previously disclosed on the current report on Form 8-K filed by Veea Inc., a Delaware corporation (the “Company”) with the Securities and Exchange Commission (the “Commission”) on January 20, 2026, on January 14, 2026, the Company and White Lion Capital LLC, a Nevada limited liability company (“White Lion”) entered into a note purchase agreement (the “Note Purchase Agreement”), pursuant to which the Company agreed to issue, and White Lion agreed to purchase, at one or more closings, on the terms and conditions contained in the Note Purchase Agreement, unsecured promissory notes in the aggregate funded amount of up to $2,500,000 (the “Convertible Notes”) and common stock warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). Accordingly, the first closing occurred on January 14, 2026 (the “First Closing”), at which the Company issued, and White Lion purchased, a Convertible Note with a face amount of $555,556 (the “First Note”) and Warrant to purchase 990,099 shares of Common Stock (the “Warrant Shares”) with an exercise price of $0.505 per share (the “First Warrant”). At the First Closing, the Company received cash proceeds of $475,000, net of original issuance discount and certain transaction expenses. On April 16, 2026, the Company and White Lion consummated the second closing pursuant to the Note Purchase Agreement (the “Second Closing”), and the Company issued, and White Lion purchased, an additional Convertible Note with a face amount of $555,556 (the “Second Note”) and an additional Warrant to purchase up to 734,214 shares of Common Stock, which equals the product of $500,000 divided by $0.6806, the closing price of the Common Stock on April 16, 2026 (the “Second Warrant”). At the Second Closing, the Company received cash proceeds of $500,000, net of original issuance discount and certain transaction expenses. As previously disclosed on the current report on Form 8-K filed by the Company with the Commission on May 22, 2026, on May 18, 2026, the Company and White Lion consummated the third closing pursuant to the Note Purchase Agreement (the “Third Closing”). In connection with the Third Closing, the Company issued, and White Lion purchased, an additional Convertible Note with a face amount of $555,556 (the “Third Note”) and an additional Warrant to purchase up to 888,509 shares of Common Stock, which equals the product of $500,000 divided by $0.563, the closing price of the Common Stock on May 15, 2026 (the “Third Warrant”). At the Third Closing, the Company received cash proceeds of $500,000, net of original issuance discount and certain transaction expenses.

As previously disclosed on the current report on Form 8-K filed by the Company with the Commission on December 6, 2024, on December 2, 2024, the Company entered into a Common Stock Purchase Agreement (as amended by Amendment No. 1 to the Common Stock Purchase Agreement, dated June 2, 2025 and Amendment No. 2 to the Common Stock Purchase Agreement, dated January 14, 2026, the “ELOC Purchase Agreement”) with White Lion.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

On August 10, 2026, the Company entered into an Amendment, Waiver and Warrant Cancellation Agreement with White Lion (the “White Lion Side Letter”), pursuant to which the parties agreed, (i) with respect the warrants, that the First Warrant, Second Warrant and Third Warrant to purchase an aggregate amount of 2,612,822 shares of Common Stock were cancelled concurrent with the delivery of the regular purchase notice by the Company to White Lion dated August 5, 2026, pursuant to the ELOC Purchase Agreement; and (ii) with respect to the Note Purchase Agreement, (a) that in connection with the Fourth Closing (as defined below), White Lion waives any rights to receive any warrants pursuant to the Note Purchase Agreement, (b) that the First Closing, the Second Closing, the Third Closing and the Fourth Closing have all been completed prior to August 10, 2026 and any right of any party to consummate the fifth closing pursuant to the Note Purchase Agreement was thereby terminated and of no further force or effect, and (c) the deadline for the stockholder approval in connection with the transactions contemplated under the Note Purchase Agreement was amended to mean September 30, 2026, among other amendments, subject to other terms and conditions stated therein.

In addition, White Lion waived any and all of its rights in connection with certain at-the-market offering (the “Offering”) by an investment bank pursuant to the registration statement on Form S-3 (333-297083) filed by the Company on June 26, 2026 and a prospectus supplement that will be filed subsequently in connection with such Offering. The Company agreed to use its commercially reasonable efforts to include the maximum number of registrable securities required pursuant to the Registration Rights Agreement, dated December 2, 2024, by and between the Company and White Lion, that the Company is able to include in the next registration statement on Form S-3 filed by the Company.

The foregoing description of the White Lion Side Letter does not purport to be complete and is qualified in its entirety by reference to the White Lion Side Letter, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

On July 10, 2026, the Company and White Lion consummated the fourth closing pursuant to the Note Purchase Agreement (the “Fourth Closing”). In connection with the Fourth Closing, the Company issued, and White Lion purchased, an additional Convertible Note with a face amount of $555,556 (the “Fourth Note”), and no warrants were issued, based on the Company and White Lion’s agreement, which was subsequently documented by the White Lion Side Letter. At the Fourth Closing, the Company received cash proceeds of $500,000, net of original issuance discount and certain transaction expenses.

The foregoing description of the Fourth Note does not purport to be complete and is qualified in its entirety by reference to the White Lion Side Letter, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Convertible Promissory Note, dated July 10, 2026, issued by Veea Inc. to White Lion Capital LLC
10.1	Amendment, Waiver and Warrant Cancellation Agreement, dated August 10, 2026, between Veea Inc. and White Lion Capital LLC
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veea Inc.

Date: August 10, 2026	By:	/s/ Greg Deisher
	Name:	Greg Deisher
	Title:	Chief Financial Officer and Chief Operating Officer

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